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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  November 25, 1998
(Date of earliest event reported)

Commission File No. 333-40113



             Bombardier Capital Mortgage Securitization Corporation
       -------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Vermont                                                03-0355080
--------------------------                               --------------------
(State of Incorporation)                                  (I.R.S. Employer
                                                         Identification No.)

1600 Mountain View Drive, Colchester, VT                       05446
-----------------------------------------                    -----------
Address of principal executive offices                       (Zip Code)


                                 (802) 654-7200
              ----------------------------------------------------
               Registrant's Telephone Number, including area code

--------------------------------------------------------------------------------
                    (Former name, former address and former
                   fiscal year, if changed since last report)


                         Index to Exhibits is on Page 4


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ITEM 5.  Other Events

Filing of Computational Materials

                  Exhibit 99.1 which attaches Computational Materials (as defined in the no-action letter dated May 27, 1994 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Credit Suisse First Boston in connection with the offering of Bombardier Capital Mortgage Securitization Corporation Senior/Subordinated Pass-Through Certificates, Series 1998-C is attached hereto.




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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BOMBARDIER CAPITAL MORTGAGE
                                      SECURITIZATION CORPORATION

November 25, 1998

                                      By:     /s/   James Dolan
                                            --------------------------
                                      Name:      James Dolan
                                      Title: Assistant Treasurer




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                                INDEX TO EXHIBITS


Exhibit No.         Description
-----------         -----------


  99.1              Computational Materials




















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